SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2005

                                ST. JOSEPH, INC.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
                 (State or other jurisdiction of incorporation)

        0-49936                                           CH 47-0844532
(Commission File Number)                       (IRS Employer Identification No.)

                    4870 S. Lewis, Suite 250 Tulsa, OK 74105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (918) 742-1888

                                       N/A
          (Former name or former address, if changed since last report)

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Item 8.01 Other Events.

      On September 28, 2005 the Registrant issued a press release announcing the entry into the medical staffing business with the formation of Staf*Med Global, a Texas Corporation. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ST. JOSEPH, INC. (Registrant)


                                        By: /s/ John H. Simmons
                                            John H. Simmons,
                                            President
                                            Date: September 28, 2005

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                                INDEX TO EXHIBITS

Exhibit No.                          Exhibit

   99.1                 Registrant's Press Release.